UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2015

BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 7, 2015, Boston Scientific Corporation (the “Company”) entered into an Underwriting Agreement, (as supplemented by the Terms Agreement, also dated May 7, 2015, the “Underwriting Agreement”), among the Company and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named in the Underwriting Agreement (the “Underwriters”), in connection with the Company’s previously announced pricing of $1.85 billion in aggregate principal amount of senior notes.  Pursuant to the Underwriting Agreement, the Underwriters agreed to purchase $600,000,000 in aggregate principal amount of the Company’s 2.850% Senior Notes due 2020 (the “2020 Notes”), $500,000,000 in aggregate principal amount of the Company’s 3.375% Senior Notes due 2022 (the “2022 Notes”) and $750,000,000 in aggregate principal amount of the Company’s 3.850% Senior Notes due 2025 (the “2025 Notes” and, together with the 2020 Notes and the 2022 Notes, the “Notes”) under the Company’s  shelf registration statement.  The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Company will pay interest on the Notes on May 15 and November 15 of each year, beginning November 15, 2015.  The Company may redeem the Notes prior to maturity at its option at any time, in whole or in part, from time to time.  The redemption price will be the greater of the principal amount of the Notes to be redeemed and the applicable redemption price of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

In the event that the acquisition of the American Medical systems urology portfolio (the “AMS Portfolio Acquisition”) has not been consummated on or prior to December 31, 2015, or such later date to which the outside date for the consummation of the AMS Portfolio Acquisition has been extended pursuant to the terms of the purchase agreement dated March 2, 2015 among the Company, Endo Health Solutions Inc. and American Medical Systems Holdings Inc. (the “Purchase Agreement”), or if, prior to such date, the Purchase Agreement is terminated for any reason, the Company will be required to redeem all outstanding 2022 Notes on the special mandatory redemption date at a special mandatory redemption price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the special mandatory redemption date.

Upon the occurrence of a Change of Control Repurchase Event (as defined in the Notes), the Company will be required to make an offer to repurchase all of the Notes then outstanding at a repurchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

The Notes will be senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future senior unsecured and unsubordinated indebtedness. The Notes will rank senior in right of payment to any existing and future indebtedness of the Company that is subordinated to the Notes.  The Notes will not be entitled to the benefit of any sinking fund.

The Notes were issued pursuant to an indenture dated as of May 29, 2013 between the Company and U.S. Bank National Association, as trustee (the “Indenture”). The Indenture contains covenants that restrict the Company’s ability, with certain exceptions, to (i) merge or consolidate with another entity or transfer all or substantially all of its property and assets, and (ii) incur liens. These covenants are subject to important exceptions and qualifications, as described in the Indenture. The Indenture also provides for customary events of default.

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Notes are summaries and are qualified in their entirety by reference to such documents, which are Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K, respectively, and all of which are incorporated herein by reference.

ITEM 7.01                                  REGULATION FD DISCLOSURE

The Company issued a press release on May 12, 2015, a copy of which is furnished as Exhibit 99.1.

ITEM 8.01                                  OTHER EVENTS

On May 12, 2015, the Company completed the offering of the Notes under its shelf registration statement.  The net proceeds from the offering of the Notes, after deducting underwriting discounts and estimated offering expenses, were approximately $1.83 billion.  The Company previously announced that it intends to use the net proceeds from the offering, together with borrowings under its $750 million five-year term loan facility, to (i) pay the purchase price of the AMS Portfolio Acquisition and related fees and expenses and (ii) redeem all or a portion of its (a) 5.500% notes due November 2015 (the “November 2015 Notes”), of which $400 million aggregate principal amount was outstanding as of the date hereof, and (b) 6.400% notes due June 2016 (the “June 2016 Notes”), of which $600 million aggregate principal amount was outstanding as of the date hereof, and to pay related fees, expenses and premiums.  Following the completion of the offering, the Company will provide the trustee with redemption notices to redeem all of the November 2015 Notes and June 2016 Notes on June 11, 2015.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit No.	Description (* documents filed or furnished with this report)

1.1*

Underwriting Agreement, dated May 7, 2015, as supplemented by the Terms Agreement, dated May 7, 2015, among Boston Scientific Corporation and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC.

4.1

Indenture dated as of May 29, 2013, between Boston Scientific Corporation and U.S. Bank National Association, as trustee (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Commission File No. 333-188918) filed on May 29, 2013 and incorporated herein by reference).

4.2*	2.850% Senior Note due 2020.

4.3*	3.375% Senior Note due 2022.

4.4*	3.850% Senior Note due 2025.

5.1*	Opinion dated May 12, 2015 of Shearman & Sterling LLP.

23.1*	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

99.1*	Press Release issued May 12, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2015	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Robert J. Castagna
Robert J. Castagna
Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description (* documents filed or furnished with this report)

1.1*

Underwriting Agreement, dated May 7, 2015, as supplemented by the Terms Agreement, dated May 7, 2015, among Boston Scientific Corporation and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC.

4.1

Indenture dated as of May 29, 2013, between Boston Scientific Corporation and U.S. Bank National Association, as trustee (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Commission File No. 333-188918) filed on May 29, 2013 and incorporated herein by reference).

4.2*	2.850% Senior Note due 2020.

4.3*	3.375% Senior Note due 2022.

4.4*	3.850% Senior Note due 2025.

5.1*	Opinion dated May 12, 2015 of Shearman & Sterling LLP.

23.1*	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

99.1*	Press Release issued May 12, 2015.